UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 16, 2009
Associated Banc-Corp

(Exact name of registrant as specified in its chapter)

Wisconsin	0-5519 and 001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code 920-491-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 16, 2009, Associated Banc-Corp announced its earnings for the second quarter of 2009. A copy of the registrant’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is furnished as part of this Report on Form 8-K:
99.1	Press release of the registrant dated July 16, 2009, containing financial information for its second quarter ended June 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: July 16, 2009	By:	/s/ Brian R. Bodager
Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary

ASSOCIATED BANC-CORP
Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	Press release of the registrant dated July 16, 2009, containing financial information for its second quarter ended June 30, 2009.